GARTMORE MUTUAL FUNDS

                               Gartmore Bond Fund
                          Gartmore Tax-Free Income Fund
                          Gartmore Government Bond Fund
                      Gartmore Morley Enhanced Income Fund
                           Gartmore Money Market Fund

                    Prospectus Supplement dated June 27, 2003
                        to Prospectus dated March 1, 2003

Effective September 1, 2003, Class B and Class C shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund (the "Funds") will be renamed Class X and Class Y shares, respectively. Except as described below, the change in the names of the share classes of the Funds will not generally affect the operations of these two classes.

Beginning September 1, 2003, Class X and Class Y shares of a Fund may only be purchased by the then existing Class X and Class Y shareholders (former Class B and Class C shareholders, respectively) of that Fund as a subsequent purchase or through the reinvestment of dividends and/or distributions. Specifically, only Class X shareholders of a particular Fund will be permitted to purchase additional Class X shares of that Fund, and only Class Y shareholders of a Fund will be permitted to purchase additional Class Y shares of that Fund. To make a subsequent purchase, you must purchase through the same account and in the same capacity. If you sell or exchanges all of your Class X or Class Y shares of a Fund, you may not purchase Class X or Class Y shares, respectively, of the Fund in the future.

There are also several changes with respect to the Funds' exchange privileges. Beginning September 1, 2003, Class X shareholders of a Fund will be permitted to exchange their shares for Class B shares of any other Gartmore Fund (including one of the other Funds) currently accepting purchase orders and Class Y shareholders of a Fund will be permitted to exchange their shares for Class C shares of any other such Gartmore Fund. Class X and Class Y shareholders will also be permitted to exchange their shares for Prime Shares of the Gartmore Money Market Fund. However, if you exchange out of Class X or Class Y shares of a Fund into Class B or Class C of another Gartmore Fund, respectively, (or into Prime Shares of the Gartmore Money Market Fund), you will not be permitted to exchange from Class B or Class C of the other Gartmore Fund (or Prime Shares of the Gartmore Money Market Fund) back into Class X or Class Y shares of the original Fund. As a result of these changes, shareholders will not be permitted to request an exchange from Class X or Class Y shares by using the automated voice-response system. Instead, shareholders should call 1-800-848-0920 and speak with a customer service representative between 8 a.m. and 9 p.m., Eastern time, Monday through Friday or use the website at www.gartmorefunds.com at any time.

Fees and expenses for the Class X and Class Y shares of each Fund will be the same as those currently in place for Class B and Class C shares, respectively, and the respective sales charges applicable for Class B and Class C shares of each of the Funds will continue to be applicable. In addition, Class X shares of a Fund will convert to Class A shares of that Fund on the same schedule as is currently applicable.

Terms  not  defined in this Prospectus supplement are defined in the Prospectus.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.